Dreyfus

      Liquid Assets, Inc.

      ANNUAL REPORT December 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                            17   Report of Independent Auditors

                            18   Board Members Information

                            20   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                            Liquid Assets, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Liquid Assets, Inc., covering the 12-month period from January 1, 2002 through December 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Patricia A. Larkin.

Throughout 2002, money market funds helped investors preserve their capital while stock prices declined. In an environment roiled by allegations of corporate scandal, a lackluster economy and the threat of war, investors flocked to high-quality, short-term securities. However, largely because of the Federal Reserve Board's efforts to stimulate renewed economic growth, interest rates and money market yields have declined to their lowest levels in more than 40 years.

Can the money markets continue to protect investors' capital? While there are no guarantees, we believe it's likely they can. But over the longer term, investing only in money market funds may incur substantial levels of opportunity risk, which is the danger of missing out on chances to earn higher levels of growth or income. In our view, money market funds are an excellent choice for emergency reserves and money that you may need to spend over the next several years, but they probably are not the best alternatives for building wealth over the long term.

Your financial advisor can help you determine which long-term investments are appropriate for your individual needs, goals and attitudes toward risk. Investors with the patience and discipline to weather today's market uncertainty may reap the potential benefits of the better economic times that we believe lie ahead.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2003




DISCUSSION OF FUND PERFORMANCE

Patricia A. Larkin, Senior Portfolio Manager

How did Dreyfus Liquid Assets, Inc. perform during the period?

For the 12-month period ended December 31, 2002, the fund produced a yield of 1.46% . Taking into account the effects of compounding, the fund produced an
effective    yield    of    1.47%    for    the    same    period.(1)

What is the fund's investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities. These include securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, short-term securities issued by domestic or foreign branches of U.S. banks, repurchase agreements, asset-backed securities, commercial paper and other short-term obligations of U.S. issuers

Normally, the fund invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

What other factors influenced the fund's performance?

When the reporting period began, the nation was mired in recession, and investors were looking forward to a resumption of economic growth. To that end, the Federal Reserve Board (the "Fed" ) had implemented 11 interest-rate reductions in 2001, driving the benchmark federal funds rate to 1.75%, a 40-year low.

When the economic recovery began during 2002's first quarter, many investors expected that the Fed would begin raising interest rates later in the year. By the spring, however, it had become apparent that the recovery was weaker and more uneven than most investors had hoped. Jobless claims increased in May, and consumers began to spend at a slower rate. As a result, the economic growth rate for the second
                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

quarter of 2002 declined to just 1.3%, according to government estimates, and investors began to push back their expectations of the timing of eventual rate hikes.

The economy continued to give mixed signals in June, July and August. For example, the unemployment rate rose in June and then fell in July. By the same token, June' s economic data suggested that manufacturing was recovering faster than expected, while July's numbers revealed a drop in the index. Historically low interest rates continued to spur mortgage-refinancing activity, putting cash in consumers' pockets. At the same time, productivity for the second quarter of 2002 came in higher than expected, suggesting that businesses could enhance profits without expanding their payrolls. However, corporate spending remained
anemic,    and    stock    market    volatility    continued.

Ultimately, negative influences overshadowed positive ones, as corporate scandals, weaker corporate earnings, an uncertain consumer and heightened international tensions further reduced expectations for a sustainable economic recovery. As a result, at its August meeting the Fed shifted its bias from neutral toward a more accommodative stance, indicating that the risks of
economic   weakness  were  greater  than  the  risks  of  resurgent  inflation.

Economic weakness continued to prevail in the fall. The economy lost 43,000 jobs in September, and a key index of manufacturing output suggested continuing weakness in that sector. In October, consumer confidence dropped to a nine-year low, and the unemployment rate rose along with jobless claims. The length of the workweek declined, as did the number of temporary workers employed. Finally, the initial estimate of 4% growth in gross domestic product in the third quarter was weaker than anticipated. At month-end, most analysts expected the Fed to reduce interest rates by 25 basis points at its next meeting.

Indeed, in early November the Fed cut the federal funds rate. However, they did so by a larger than expected 50 basis points, suggesting that the economy had
reached    a    "soft    spot"    primarily    because

of war fears and corporate scandals. Since then, the economy has shown some signs of improvement. While the labor market remained weak, retail sales in November came in higher than most analysts had expected, and the stock market rallied before giving back some of its recent gains. In addition, consumer confidence improved during December. As of the reporting period's end, however, uncertainty continued, and we believe that factors such as a growing federal budget deficit and the possibility of war with Iraq may put a damper on further near-term improvement in economic fundamentals.

What is the fund's current strategy?

As it has been for the entire year, the fund ended 2002 with a weighted average maturity that was longer than its peer group average, reflecting our efforts to maintain competitive yields in the low interest-rate environment. Although short-term interest rates are near historical lows, we see little chance that the Fed will begin raising them in the foreseeable future. Until we see convincing signs of sustained economic strength, it is likely that the fund's weighted average maturity will remain relatively long.

January 15, 2003

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

December 31, 2002

STATEMENT OF INVESTMENTS

                                                                                              Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--23.2%                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

American Express Centurion Bank

   1.36%--1.37%, 1/9/2003--1/29/2003                                                        145,000,000              145,000,000

Citibank N.A.

   1.34%, 3/10/2003                                                                         250,000,000              250,000,000

First Tennessee Bank N.A.

   1.32%--1.34%, 2/10/2003--3/6/2003                                                        300,000,000              300,000,000

Harris Trust & Savings Bank

   2.07%, 8/19/2003                                                                          75,000,000               74,995,314

U.S. Bank N.A.

   2.00%--2.01%, 3/17/2003--8/22/2003                                                       250,000,000              250,000,000

Wachovia Bank and Trust Co.

   1.30%, 10/20/2003                                                                        150,000,000  (a)         150,000,000

Wilmington Trust Co.

   1.50%--1.70%, 2/10/2003--11/12/2003                                                      275,000,000              274,976,703

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $1,444,972,017)                                                                                           1,444,972,017
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--37.1%
------------------------------------------------------------------------------------------------------------------------------------

AIG Funding Inc.

   1.18%, 1/2/2003                                                                           30,000,000               29,999,016

Bear Stearns Cos. Inc.

   1.35%, 4/11/2003                                                                         125,000,000  (a)         125,000,000

Danske Corp. Inc.

   1.35%--1.83%, 1/16/2003--5/23/2003                                                       154,500,000              154,156,912

Dexia Delaware LLC

   1.32%, 1/14/2003                                                                          30,000,000               29,985,700

FCAR Owner Trust

   1.34%--1.84%, 1/13/2003--3/19/2003                                                       259,000,000              258,648,577

GE Capital International Funding Inc.

   1.35%, 4/17/2003                                                                          50,000,000               49,802,722

General Electric Capital Corp.

   1.81%, 1/15/2003                                                                         125,000,000              124,912,986

General Electric Capital Services Inc.

   1.54%, 2/7/2003                                                                          100,000,000               99,842,750

Ing (U.S.) Funding LLC

   1.35%--2.01%, 3/27/2003--5/12/2003                                                       190,000,000              189,093,650

Mane Funding Corp.

   1.39%, 2/7/2003                                                                           50,000,000  (b)          49,928,569

Morgan Stanley Group Inc.

   1.77%, 1/22/2003                                                                         300,000,000              299,692,000


                                                                                              Principal
COMMERCIAL PAPER (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PB Finance (Deleware) Inc.

   1.34%, 2/13/2003--4/21/2003                                                              192,608,000              192,098,388

Societe Generale N.A. Inc.

   1.33%--1.97%, 3/19/2003--4/7/2003                                                        200,000,000              199,197,930

Stadshypotek Delaware Inc.

   1.34%--1.35%, 1/24/2003--2/20/2003                                                       310,000,000              309,622,528

UBS Finance Delaware LLC

   1.20%, 1/2/2003                                                                          200,000,000              199,993,333

TOTAL COMMERCIAL PAPER

   (cost $2,311,975,061)                                                                                           2,311,975,061
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--6.3%
------------------------------------------------------------------------------------------------------------------------------------

Beta Finance Inc.

   2.06%, 1/27/2003                                                                          70,000,000  (b)          70,000,000

Lehman Brothers Holdings Inc.

   1.34%--1.37%, 4/15/2003--9/12/2003                                                       125,000,000  (a)         125,000,000

Merrill Lynch & Co. Inc.

   1.42%, 3/6/2003                                                                           50,000,000  (a)          50,000,000

Sigma Finance Inc.

   1.34%--1.36%, 1/16/2003--7/25/2003                                                       150,000,000  (a,b)       149,999,442

TOTAL CORPORATE NOTES

   (cost $394,999,442)                                                                                               394,999,442
------------------------------------------------------------------------------------------------------------------------------------

PROMISSORY NOTES--4.9%
------------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group Inc.

  1.82%--2.35%, 1/23/2003--10/15/2003

   (cost $305,000,000)                                                                      305,000,000  (c)         305,000,000
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--12.9%
------------------------------------------------------------------------------------------------------------------------------------

American Express Centurion Bank

   1.38%, 5/23/2003                                                                         100,000,000  (a)         100,006,203

Bank of America N.A.

   2.50%, 5/6/2003                                                                          100,000,000              100,000,000

First Union National Bank

   1.40%, 5/29/2003                                                                          50,000,000  (a)          50,018,297

National City Bank

   1.53%--2.30%, 1/3/2003--12/5/2003                                                        150,000,000              150,010,252

National City Bank

   1.30%, 9/23/2003                                                                         155,000,000  (a)         154,977,493

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
SHORT-TERM BANK NOTES (CONTINUED)                                                             Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. Bank N.A.

   1.32%, 1/13/2003                                                                          50,000,000  (a)          50,000,000

Wells Fargo Bank N.A.

   1.30%, 8/13/2003                                                                         200,000,000  (a)         200,006,138

TOTAL SHORT-TERM BANK NOTES

   (cost $805,018,383)                                                                                               805,018,383
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--5.2%
------------------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Banks, Notes

   1.66%--1.69%, 12/5/2003--12/8/2003                                                       250,000,000              250,000,000

Federal Home Loan Mortgage Corp., Discount Notes

   2.28%, 1/2/2003                                                                           75,000,000               74,995,355

TOTAL U.S. GOVERNMENT AGENCIES

   (cost $324,995,355)                                                                                               324,995,355
------------------------------------------------------------------------------------------------------------------------------------

TIME DEPOSITS--10.5%
------------------------------------------------------------------------------------------------------------------------------------

HSBC Bank USA (Grand Cayman)

   1.25%, 1/2/2003                                                                          250,000,000              250,000,000

South Trust Bank (Grand Cayman)

   1.19%, 1/2/2003                                                                          200,000,000              200,000,000

State Street Bank & Trust Co. (Grand Cayman)

   1.00%, 1/2/2003                                                                          201,626,000              201,626,000

TOTAL TIME DEPOSITS

   (cost $651,626,000)                                                                                               651,626,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $6,238,586,258)                                                           100.1%           6,238,586,258

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.1%)             (5,971,427)

NET ASSETS                                                                                        100.0%           6,232,614,831

(A)   VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)   SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
      OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
      REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT DECEMBER 31,
      2002, THESE SECURITIES AMOUNTED TO $269,928,011 OR 4.3% OF NET ASSETS.

(C)   THESE NOTES WERE ACQUIRED FOR INVESTMENT, AND NOT WITH THE INTENT TO
      DISTRIBUTE OR SELL. SECURITIES RESTRICTED AS TO PUBLIC RESALE. THESE
      SECURITIES WERE ACQUIRED FROM 5/6/2002 TO 10/29/2002 AT A COST EQUAL TO
      PAR VALUE. AT DECEMBER 31, 2002, THE AGGREGATE VALUE OF THESE SECURITIES
      WAS $305,000,000 REPRESENTING 4.9% OF NET ASSETS AND ARE VALUED AT
      AMORTIZED COST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         6,238,586,258  6,238,586,25

Cash                                                                  1,414,129

Interest receivable                                                  13,985,493

Prepaid expenses                                                        180,717

                                                                  6,254,166,597
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         3,919,792

Payable for shares of Common Stock redeemed                          16,900,429

Accrued expenses                                                        731,545

                                                                     21,551,766
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    6,232,614,831
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   6,232,648,072

Accumulated net realized gain (loss) on investments                     (33,241)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    6,232,614,831
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(25 billion shares of $.001 par value Common Stock authorized)    6,233,523,517

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended December 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                    143,922,763

EXPENSES:

Management fee--Note 2(a)                                           31,693,633

Shareholder servicing costs--Note 2(b)                              10,782,310

Prospectus and shareholders' reports                                   427,334

Registration fees                                                      294,403

Custodian fees                                                         256,796

Directors' fees and expenses--Note 2(c)                                204,242

Professional fees                                                       55,683

Miscellaneous                                                           61,475

TOTAL EXPENSES                                                      43,775,876

INVESTMENT INCOME--NET                                             100,146,887
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                 (24,768)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               100,122,119

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                           -------------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                        100,146,887          245,877,334

Net realized gain (loss) from investments         (24,768)              (9,111)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  100,122,119          245,868,223
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (100,146,887)        (247,833,676)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold               4,654,849,182        5,178,975,656

Dividends reinvested                           35,339,535          100,046,271

Cost of shares redeemed                    (5,060,883,995)      (4,700,730,815)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (370,695,278)         578,291,112

TOTAL INCREASE (DECREASE) IN NET ASSETS      (370,720,046)         576,325,659
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         6,603,334,877        6,027,009,218

END OF PERIOD                               6,232,614,831        6,603,334,877

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                 Year Ended December 31,
                                                  ----------------------------------------------------------------------------------
                                                        2002             2001              2000              1999              1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                  1.00             1.00              1.00              1.00              1.00

Investment Operations:

Investment income--net                                  .015             .039              .057              .045              .049

Distributions:

Dividends from investment
   income--net                                         (.015)           (.039)            (.057)            (.045)            (.049)

Net asset value, end of period                          1.00             1.00              1.00              1.00              1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                        1.47             4.01              5.85              4.59              4.97
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                    .64              .66               .72               .74               .74

Ratio of net investment income
   to average net assets                                1.47             3.87              5.73              4.49              4.85

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                                --               --                --                --               .01
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     6,232,615        6,603,335         6,027,009         5,399,204         5,384,532

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus  Liquid  Assets,  Inc.  (the  "fund") is registered under the Investment
Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the
public    without    a    sales    charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value of per share $1.00.

The fund' s statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investment, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the fund' s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2002, the components of accumulated earnings on a tax basis was substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $39,521 is available to be applied against future net securities profit, if any, realized subsequent to December 31, 2002. If not applied, $5,642 of the carryover expires in fiscal 2008, $9,111 expires in fiscal 2009 and $24,768 expires in fiscal 2010.


The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2002 and December 31, 2001, respectively, were all ordinary income.

At December 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is based on the value of the fund's average daily net assets and is computed at the following annual rates: 1/2 of 1% of the first $1.5 billion; 48/100ths of 1% of the next $500 million; 47/100ths of 1% of the next $500 million; and 45/100ths of 1% over $2.5 billion. The fee is payable monthly. The Agreement provides that if any full fiscal year the aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1% of the value of the fund's average net assets for any full year, the Manager will refund to the fund, or bear, the excess over 1%. The Manager had undertaken from January 1, 2002 through December 31, 2002 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .75 of 1% of the value of the fund's average daily net assets. During the period ended December 31, 2002, there was no expense reimbursement
pursuant    to    either    the    undertaking    or    the    Agreement.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.
The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the period ended December 31, 2002, the fund was charged $4,038,944 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2002, the fund was charged $2,100,026 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors  Dreyfus Liquid Assets, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Liquid Assets, Inc., including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Liquid Assets, Inc. at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 5, 2003

                                                             The Fund


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

LUCY WILSON BENSON (75)

BOARD MEMBER (1981)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980- Present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The International Executive Services Corps, Director

* Citizens Network for Foreign Affairs, Vice Chairman

* Council of Foreign Relations, Member

* Lafayette College Board of Trustees, Vice Chairman Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 44

                              --------------

DAVID W. BURKE (66)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

WHITNEY I. GERARD (68)

BOARD MEMBER (1973)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner of Chadbourne & Parke LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42


ARTHUR A. HARTMAN (76)

BOARD MEMBER (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia
Fund

* Advisory Council Member to Barings-Vostok

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Ford Meter Box Corporation, Board Member

* APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

GEORGE L. PERRY (68)

BOARD MEMBER (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Economist and Senior Fellow at Brookings Institution

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* State Farm Mutual Automobile Association, Director

* State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1991.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 19 investment companies (comprised of 40 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since May 1986.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since August 1984.


KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund

                        For More Information

                        Dreyfus Liquid Assets, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  039AR1202